Other Receivables, Net (Details) ¥ in Thousands		1 Months Ended
		Aug. 31, 2017	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)
Other Receivables, Net (Details) [Line Items]
Due from third party | ¥	[1]		¥ 6,830		¥ 19,463
Disposal group, description		the Group disposed of the equity interests in Baosikang Information Technology (shenzhen) Co., Ltd. to a third party for a total cash consideration of RMB7,557 (US$1,099), of which nil and RMB7,557 was collected as of December 31, 2018 and 2019, respectively.
P&C business [Member]
Other Receivables, Net (Details) [Line Items]
Due from third party | $				$ 6,830

[1]	This represented the residual balance of uncollected cash consideration related to the disposal of P&C business. In 2019, the Group collected the full amount of the cash consideration. The balance of RMB6,830 as of December 31, 2019 represents the amount receivable from Cheche as a result of conversion of loan receivable, which is due in October 2020. See Note 3(e) for details.